Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On October 7, 2016, pursuant to the previously announced Agreement and Plan of Merger, dated September 13, 2016 (the “Merger Agreement”), by and among Snap Interactive, Inc., a Delaware corporation ( “SNAP”), SAVM Acquisition Corporation, a Delaware corporation and former wholly owned subsidiary of SNAP (“Merger Sub”), and A.V.M. Software, Inc. (d/b/a Paltalk), a New York corporation (the “Company”), Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of SNAP (the “Merger”).

The unaudited pro forma condensed combined balance sheet as of September 30, 2016 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015, which give effect to the Merger, are presented herein. The Merger will be accounted for as a “reverse merger” business combination under the acquisition method of accounting with the Company treated as the accounting acquirer. The Company was determined to be the accounting acquirer based upon the terms of the Merger and other factors, such as relative voting rights, and the composition of the combined Company’s board of directors and senior management. The unaudited pro forma condensed combined balance sheet combines the unaudited condensed balance sheets of SNAP and the Company as of September 30, 2016 and gives effect to the Merger as if it had been completed on September 30, 2016. The historical financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the Merger, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined company.

The unaudited pro forma condensed combined financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations would actually have been if the Merger occurred as of the dates indicated or what such financial position or results would be for any future periods for the combined company. The unaudited pro forma condensed combined financial statements are based upon the respective historical consolidated financial statements of SNAP and the Company, and should be read in conjunction with the:

●	accompanying notes to the unaudited pro forma condensed combined financial statements;

●	separate historical audited financial statements of SNAP as of and for the year ended December 31, 2015 included in SNAP’s annual report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2016;

●	SNAP’s current reports on Form 8-K filed with the SEC on March 7, 2016, March 9, 2016, May 20, 2016, July 18, 2016, July 22, 2016, August 11, 2016, September 14, 2016, October 11, 2016 and November 16, 2016 (excluding any information furnished pursuant to Item 2.02 or Item 7.01 of any such Form 8-K).

The application of the acquisition method of accounting is dependent upon certain valuations and other studies that have yet to be completed or have not progressed to a stage where there is sufficient information for a definitive measurement. Because the Company is being treated as the accounting acquirer, the Company’s assets and liabilities will be recorded at their precombination carrying amounts and the historical operations that are reflected in the financial statements will be those of the Company. SNAP’s assets and liabilities will be measured and recognized at their fair values as of the date of the Merger, and consolidated with the assets, liabilities and results of operations of the Company after the consummation of the Merger.

The pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed, and have been made solely for the purpose of providing unaudited pro forma condensed combined financial statements. Differences between these preliminary estimates and the final acquisition accounting may occur and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined companies’ future financial position and results of operations. Fair values determined as of the assumed acquisition dates are based on the most recently available information. To the extent there are significant changes to the combined company’s business, or as new information becomes available, the assumptions and estimates herein could change significantly. The unaudited pro forma condensed combined financial statements do not reflect certain transactions that occurred subsequent to September 30, 2016.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2016

	A.V.M. Software, Inc.	Snap Interactive, Inc.	Pro Forma Adjustments	Note 3	Pro Forma Combined

ASSETS
Current assets
Cash and cash equivalents	$6,820,234	$1,460,494	$(3,000,000)	(f)	$5,280,728
Credit card holdback receivable	11,200	161,140	-		172,340
Accounts receivable	542,674	192,490	-		735,164
Other receivable	-	190,000	-		190,000
Prepaid expense and other current assets	1,206,486	61,248	(200,000)	(e)	1,067,734
Total current assets	8,580,594	2,065,372	(3,200,000)		7,445,966
Property and equipment, net	754,450	293,175	(194,623)	(b)	853,002
Goodwill	4,344,650	-	9,839,795	(b)	14,184,445
Intangible assets, net	2,074,381		3,952,000	(b)	6,026,381
Deferred tax asset	1,095,901	-	-		1,095,901
Notes receivable	-	82,452	-		82,452
Long term security deposits	132,602	279,410	-		412,012
Total assets	16,982,578	2,720,409	10,397,172		30,100,159

LIABILITIES AND STOCKHOLDERS' EQUITY ( DEFICIT)
Current liabilities
Accounts payable	1,088,050	1,380,328	-		2,468,378
Accrued expenses and other current liabilities	857,455	320,719	140,000	(b)	1,318,174
Deferred subscription revenue	1,910,603	1,345,856	(300,000)	(b)	2,956,459
Term note payable	-	200,000	(200,000)	(e)	-
Senior Note payable, net of discount	-	2,546,926	453,074	(b)	-
			(3,000,000)	(f)
Total current liabilities	3,856,108	5,793,829	(2,906,926)		6,743,011
Deferred rent, net of current portion	-	116,240	-		116,240
Contingent consideration	134,000	-	-		134,000
Derivative liabilities	-	20,000	(20,000)	(b)	-
Capital lease obligations, net of current portion	-	12,786	-		12,786
Deferred tax liability	-	-	1,580,800	(b)	1,580,800
Total liabilities	3,990,108	5,942,855	(1,346,126)		8,586,837
Commitments and contingencies
Stockholders' equity
Convertible Preferred stock, $.001 par value	-	-	-		-
Common Stock, $.001 par value	12,340	41,693	212,355	(a)	224,695
			(41,693)	(b)
Additional paid-in-capital	6,983,758	13,706,358	(212,355)	(a)	15,292,255
			8,520,852	(b)
			(13,706,358)	(b)
Retained earnings (accumulated deficit)	5,996,372	(16,970,497)	16,970,497	(b)	5,996,372
Total stockholders' equity (deficit)	12,992,470	(3,222,446)	11,743,298		21,513,322
Total liabilities and stockholders' equity	$16,982,578	$2,720,409	$10,397,172		$30,100,159

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2016

	A.V.M. Software, Inc.	Snap Interactive, Inc.	Adjustments	Note 3	Combined

Revenue:
Subscription revenue	$12,443,530	$7,340,054	$-		$19,783,584
Advertising revenue	1,497,683	466,715	-		1,964,398
Total revenues	13,941,213	7,806,769	-		21,747,982
Costs and expenses:
Cost of revenue	3,746,847	1,239,586	-		4,986,433
Sales and marketing expense	2,724,703	3,676,309	-		6,401,012
Product development expense	6,384,620	1,308,580	-		7,693,200
General and administrative expense	1,884,794	2,734,845	(1,007,960)	(c)	4,461,929
			850,250	(g)
Total operating expenses	14,740,964	8,959,320	(157,710)		23,542,574
Operating loss (income)	(799,751)	(1,152,551)	157,710		(1,794,592)
Other income (expenses):
Interest (expense) income, net	-	(1,284,245)	1,888,102	(f)	603,857
Gain on extinguishment of warrant liability, net	-	650,000	-		650,000
Change in fair value of derivative liabilities	-	(496,575)	(430,000)	(f)	(926,575)
Other expense	30,802	(10,000)	-		20,802
(Loss) income before income taxes	(768,949)	(2,293,371)	1,615,812		(1,446,508)
Income tax benefit	341,366	-	237,184	(h)	578,550
Net Loss	$(427,583)	$(2,293,371)	$1,852,996		$(867,958)

Net income (loss) per common share:
Basic		$(0.06)			$(0.00)
Diluted		$(0.06)			$(0.00)
Weighted average common shares outstanding:
Basic		40,276,768	183,001,583	(i)	223,278,351
Diluted		40,276,768	183,001,583	(i)	223,278,351

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

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 UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the year ended December 31, 2015

	A.V.M. Software, Inc.	Snap Interactive, Inc.	Pro Forma Adjustments	Note 3	Pro Forma Combined

Revenues:
Subscription revenue	$17,529,115	$11,568,273	$-		$29,097,388
Advertising revenue	2,593,028	452,757	-		3,045,785
Total revenues	20,122,143	12,021,030	-		32,143,173
Costs and expenses:
Cost of revenue	5,117,277	1,702,321	-		6,819,598
Sales and marketing expense	4,088,113	5,414,563	-		9,502,676
Product development expense	8,597,175	2,103,300	-		10,700,475
General and administrative expense	2,790,233	4,200,378	1,133,667	(g)	8,124,278
Total operating expenses	20,592,798	13,420,562	1,133,667		35,147,027
Operating loss	(470,655)	(1,399,532)	(1,133,667)		(3,003,854)
Other income (expenses):
Interest expense, net	33,145	(1,538,320)	(937,417)	(f)	(2,442,592)
Change in fair value of derivative liabilities	-	1,640,000	(1,640,000)	(f)	-
Loss before income taxes	(437,510)	(1,297,852)	(3,711,084)		(5,446,446)
Income tax benefit	171,584	-	-		171,584
Net loss	$(265,926)	$(1,297,852)	$(3,711,084)		$(5,274,862)

Net income (loss) per common share:
Basic		(0.03)			(0.02)
Diluted		(0.03)			(0.02)

Weighted average common shares outstanding:
Basic		39,627,264	183,001,583	(i)	222,628,847
Diluted		39,627,264	183,001,583	(i)	222,628,847

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.       Basis of presentation

The historical consolidated financial statements have been adjusted in the pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the business combination, (2) factually supportable and (3) with respect to the pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results following the business combination.

The business combination was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of SNAP’s assets acquired and liabilities assumed and conformed the accounting policies of SNAP to its own accounting policies.

The pro forma combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

2.       Preliminary purchase price allocation

The Company has performed a preliminary valuation analysis of the fair market value of SNAP’s assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of the acquisition date:

Cash and cash equivalents	$1,460,494
Credit card holdback receivable	161,140
Accounts receivable	192,490
Other receivable	190,000
Prepaid expense and other current assets	61,248
Property and equipment, net	98,552
Notes receivable	82,452
Long term security deposits	279,410
Intangible assets, net	3,952,000
Goodwill	9,839,795
Accounts payable	(1,380,328)
Accrued expenses and other current liabilities	(460,719)
Deferred subscription revenue	(1,045,856)
Term note payable	(200,000)
Senior Note payable, net of discount	(3,000,000)
Deferred rent, net of current portion	(116,240)
Capital lease obligations, net of current portion	(12,786)
Deferred tax liability (x)	(1,580,800)
Total consideration	$8,520,852

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(x) The deferred tax liability resulting from the increase in basis of SNAP's intangible assets, excluding goodwill, for book purposes but not for tax purposes was calculated using a 40% effective tax rate.

This preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma balance sheet and income statement. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of property, plant and equipment, (2) changes in allocations to intangible assets such as trade names, technology and customer relationships as well as goodwill and (3) other changes to assets and liabilities.

3.       Pro forma adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

(a) Represents the issuance of 183,001,583 shares of SNAP common stock and its effect on the common stock and additional paid in capital accounts.

	Common Stock	Additional Paid in Capital

Issuance of 183,001,606 shares of SNAP common stock	$183	$(183)
Adjustments due to reverse merger	222,172	(222,172)
	$222,355	$(222,355)

(b) Represents the elimination of the historical equity of SNAP and the initial allocation of excess purchase price to identified intangibles, fair value adjustments and goodwill, as follows:

Total consideration	$8,520,852
Reversal of SNAP's historical equity:
Common Stock, $.001 par value	(41,693)
Additional paid-in-capital	(13,706,358)
Retained earnings (accumulated deficit)	16,970,497
Write-down/(write-up) of assets:
Fair value adjustment to property and equipment	194,623
Intangible assets, net	(3,952,000)
(Write-down)/write-up of liabilities:
Unfavorable lease adjustment	140,000
Fair value adjustment to deferred subscription revenue	(300,000)
Acceleration of debt financing cost amortization	453,074
Fair value adjustment related to derivative liabilities	(20,000)
Deferred tax liability	1,580,800
Goodwill	$9,839,795

(c) Represents the elimination of payment of the estimated transaction costs of $1,007,960 related to the SNAP acquisition.

Transaction costs - AVM	$592,960
Transaction costs - SNAP	415,000
Transaction costs	$1,007,960

(d) Consideration represents the $8,322,852 market value ($0.16 per share) of the 52,017,826 shares of SNAP plus the approximately $198,000 effect of the immediate vesting of stock options upon change in control. No adjustment for the change in stock option vesting schedules related to the change in control was made to the pro forma statements of operations presented as amount was not considered material.

(e) Reflects the elimination of an intercompany note for $200,000. There was no interest income or expense accrued on the note.

(f) Reflects the $3,000,000 repayment of SNAP’s 12% Senior Secured Convertible Note due February 13, 2017, the elimination of interest expense, the accelerated amortization of debt financing costs and debt discount and the elimination of the change in derivative liabilities.

(g) Reflects the adjustment of historical intangible assets acquired by the Company to their estimated fair values. As part of the preliminary valuation analysis, the Company identified intangible assets, including subscriber relationships, trade names, trademarks, product names, URLs, internally developed software and lead pool. The fair value of identifiable intangible assets is determined primarily using the “income approach,” which requires a forecast of all of the expected future cash flows. Since all information required to perform a detailed valuation analysis of SNAP’s intangible assets could not be obtained as of the date of this filing, for purposes of these unaudited pro forma condensed combined financial statements, the Company used certain assumptions based on publicly available transaction data for the industry.

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The following table summarizes the estimated fair values of SNAP’s identifiable intangible assets and their estimated useful lives:

				Nine Months
			Year Ended December 31,	Ended September 30,
		Estimated	2015	2016
	Estimated	Useful Life in	Amortization	Amortization
	Fair Value	Years	Expense	Expense
Subscriber relationships	$1,940,000	3	$646,667	$485,000
Trade names, trademarks, product names, URLs	1,000,000	5	200,000	150,000
Internally developed software	730,000	5	146,000	109,500
Lead pool	282,000	2	141,000	105,750
	$3,952,000		$1,133,667	$850,250

(h) Income taxes were calculated on the Company related pro forma adjustments at a 40% tax rate.

(i) Represents the increase in the weighted average shares in connection with the issuance of 183,001,583 common shares to finance the acquisition.

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